UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2011 (March 22, 2011)

Behringer Harvard Mid-Term Value Enhancement Liquidating Trust
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51292	71-0897613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1610
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On March 22, 2011, Behringer Harvard 2800 Mockingbird LP, a wholly owned subsidiary of Behringer Harvard Mid-Term Value Enhancement Liquidating Trust (which may be referred to herein as the “Registrant,” “we,” “our” or “us”), entered into a contract for the sale of a single-story office building containing approximately 73,349 rentable square feet located on approximately 3.91 acres of land at 2800 Mockingbird Lane in Dallas, Texas (“2800 W. Mockingbird”) to an unaffiliated buyer, Roundtree Automotive Group, LLC, a Louisiana limited company (the “Purchaser”). The contract sales price for 2800 W. Mockingbird is $5,500,000 and the Purchaser made an earnest money deposit of $50,000 as required by the contract, which is refundable until the termination of an inspection period.

The consummation of the sale of 2800 W. Mockingbird, which is currently vacant, is subject to substantial conditions and will generally depend upon:

•	the satisfaction of the conditions to the sale contained in the relevant contracts;

•	no material adverse change occurring relating to the property, the tenants or in the local economic conditions; and

•	the purchaser’s receipt of satisfactory due diligence information, including appraisals, environmental reports, title searches and lease information.

At the time of this filing, we cannot give any assurances that the closing of this sale is probable.

Item 3.03         Material Modification to Rights of Security Holders.

The information in this Report set forth under Item 5.03 is incorporated herein by reference.

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 28, 2011, our Managing Trustee amended our Liquidating Trust Agreement to clarify that, in the event a transfer of a beneficial interest in us from a tax-qualified employee retirement plan or account is necessary to comply with minimum distribution requirements under applicable law, such transfer may only be made to the to the plan participant or account owner and not to such plan participant’s or account owner’s beneficiaries.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed in response to item 601 of Regulation S-K is listed on the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Behringer Harvard Mid-Term Value Enhancement Liquidating Trust

By: Behringer Harvard Advisors I LP,
Managing Trustee

Dated: March 28, 2011	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer

EXHIBIT INDEX

3.1  Amendment No. 1 to Liquidating Trust Agreement, dated as of March 28, 2011.

10.1   Purchase Agreement between Behringer Harvard 2800 Mockingbird LP, as seller, and Roundtree Automotive Group, LLC, as purchaser, regarding the 2800 Mockingbird Property.